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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Contour Energy Co. on Form S-4 of our report dated March 23, 2000, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP
Deloitte & Touche LLP



Houston, Texas
May 17, 2000